                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Global Maintech Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           GLOBAL MAINTECH CORPORATION
                             6468 City West Parkway
                          Eden Prairie, Minnesota 55344


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  to be held on
                                  May 27, 1998

TO THE SHAREHOLDERS OF GLOBAL MAINTECH CORPORATION:

     The Annual Meeting of the shareholders of Global MAINTECH Corporation (the "Company") will be held on May 27, 1998, at 3:30 p.m. (Central Daylight Time), at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, for the following purposes:

     1.   To elect a Board of Directors.

     2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Company for the year ending December 31, 1998.

     3. To consider and act upon any other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on April 13, 1998 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                                       By Order of the Board of Directors:

                                       /s/ James Geiser

                                       James Geiser
                                       Secretary

Dated: April 24, 1998

                           GLOBAL MAINTECH CORPORATION
                             6468 City West Parkway
                          Eden Prairie, Minnesota 55344


                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                                  to be held on
                                  May 27, 1998



                                  INTRODUCTION

     The enclosed proxy is solicited by the Board of Directors of Global MAINTECH Corporation, a Minnesota corporation (the "Company") having its principal executive offices at 6468 City West Parkway, Eden Prairie, Minnesota 55344, (612) 944-0400, for use at the annual meeting of shareholders (the "Annual Meeting") to be held at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, on May 27, 1998, at 3:30 p.m., Central Daylight Time, or at any adjournment thereof.

     Every shareholder of record as of April 13, 1998 (the "Record Date") is entitled to cast in person or by proxy, one vote for each share of Common Stock, no par value, of the Company ("Common Stock") held of record by such shareholder at the Record Date or, in the case of the holders of the Company's Series A Convertible Preferred Stock ("Preferred Stock"), one vote for each share of Preferred Stock held of record by such shareholder at the Record Date. The Common Stock and Preferred Stock will vote as a class on all matters to be voted on at the Annual Meeting. The holders of the Preferred Stock are not entitled to vote separately as a class on any matter to be voted on at the Annual Meeting. As of the Record Date, there were 17,123,258 shares of Common Stock issued and outstanding, and 233,446 shares of Preferred Stock issued and outstanding. This Proxy Statement, the enclosed Notice of Meeting and the enclosed form of proxy are being first mailed on or about April 24, 1998 to the Company's shareholders of record as of the Record Date (the "Shareholders").

     ALL SHAREHOLDERS ARE URGED PROMPTLY TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND TO RETURN IT IN THE ACCOMPANYING ENVELOPE, REGARDLESS OF WHETHER THEY INTEND TO BE PRESENT IN PERSON AT THE ANNUAL MEETING.

                               THE ANNUAL MEETING

Date, Time and Place

     The Annual Meeting will be held on May 27, 1998, at 3:30 p.m., Central Daylight Time, at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343.

Purpose of Annual Meeting

     At the Annual Meeting, the Shareholders will be asked (1) to elect a Board of Directors and (2) to ratify the selection of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1998. The Annual Meeting will also transact such other business, if any, as may properly come before the Annual Meeting.

Record Date, Voting Rights and Proxies

     The Board of Directors of the Company has fixed the close of business on April 13, 1998 as the Record Date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of outstanding shares of Common Stock and Preferred Stock of the Company at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each holder of Common Stock is entitled to one vote per share of Common Stock held of record on the Record Date and each holder of Preferred Stock is entitled to one vote per share of Preferred Stock held of record on the Record Date. The Shareholders of the Company are entitled to cast their votes at the Annual Meeting in person or by properly executed proxies. Shares of Common Stock and Preferred Stock represented by properly executed proxies received at or prior to the Annual Meeting will be voted in accordance with the instructions indicated in such proxies, unless such proxies have been previously revoked.

     A proxy may be revoked before the meeting by giving written notice, in person or by mail, of revocation to the Secretary of the Company or at the meeting prior to voting in person. Unless revoked, properly executed proxies in which choices are not specified by the Shareholders will be voted "for" each item described in this Proxy Statement. For matters that are not named in this Proxy Statement and that properly come before the Annual Meeting, the persons entitled to vote the proxies shall vote the proxies as they deem to be in the best interest of the Company. The Board of Directors does not intend to present to the Annual Meeting any matter not referred to herein and does not presently know of any matters that may be presented at the meeting by others. In instances where choices are specified by the Shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the Shareholder's choice. Shares of Common Stock and Preferred Stock voted as abstentions on any matter will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the Shareholder has abstained. If a broker submits a proxy which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting, but will not be considered as present and entitled to vote with respect to such matters.

Quorum

     The presence in person or by properly executed proxy of holders of a majority of all of the shares of outstanding Common Stock and Preferred Stock is necessary to constitute a quorum at the Annual Meeting.

Required Vote

     As of the Record Date, there were 17,123,258 shares of Common Stock outstanding, held by approximately 3,066 holders of record, and 233,446 shares of Preferred Stock outstanding, held by approximately 23 holders of record. Each holder of Common Stock is entitled to one vote per share held of record on the Record Date. Each holder of Preferred Stock is entitled to one vote per share held of record on the Record Date. The affirmative vote of a majority of the votes represented by outstanding shares of Common Stock and Preferred Stock, voting together as one class, is required to elect a Board of Directors and to ratify the selection of KPMG Peat Marwick LLP as the Company's independent auditors.

     THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING ARE OF GREAT IMPORTANCE TO THE SHAREHOLDERS OF THE COMPANY. ACCORDINGLY, SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND TO COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

Proxy Solicitation

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, and the expenses of solicitation, including preparing, handling, printing and mailing of the proxy soliciting material, will be paid by the Company. Solicitation will be made by use of the mails, and if necessary, by telephone, telegram, cable, facsimile, advertising or personal interview. The Company may use the services of its directors, officers or employees in soliciting proxies. Directors, officers or employees who provide services in soliciting proxies will not receive any compensation therefor in addition to their regular compensation; however, the Company will reimburse any out-of-pocket expenses incurred. The Company will request banks, brokerage houses and other institutions, nominees and fiduciaries to forward soliciting material to their principals and to obtain authorizations for the execution of proxy cards, and will reimburse such parties upon request for reasonable expenses incurred with respect thereto.

Availability of Independent Public Accountants

     A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will make a statement if such representative desires to do so.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

          The following table sets forth certain information regarding the beneficial ownership of Common Stock and Preferred Stock, as of April 13, 1998, by (1) each person known to the Company to be the beneficial owner of 5% or more of the outstanding Common Stock or Preferred Stock, (2) by the directors and nominees of the Company individually, and the executive officer named in the "Summary Compensation Table" individually, and (3) by the executive officers and directors of the Company as a group


                                   Number of          Percentage of          Number of         Percentage of
                                   shares of            shares of            shares of           shares of
                                 Common Stock          Common Stock        Preferred Stock    Preferred Stock
                                 Beneficially         Beneficially          Beneficially       Beneficially
 Name and Address (1)              Owned (2)            Owned (2)             Owned (2)          Owned (2)
 ---------------------------------------------------------------------------------------------------------
 David H. McCaffrey (3)            1,840,000              10.6                    -                 -

 Robert E. Donaldson               1,750,000              10.2                    -                 -

 John E. Haugo (4)                    25,000                 *                    -                 -

 Dale Ragan                          296,667               1.7                 59,201             25.4
 4204 Country Wood Drive, SE
 Rochester, Minnesota 55904

 All officers and directors        3,885,000              22.3                    -                 -
 as a group (4 persons) (5)
 ------------------------

*    Less than 1%.

(1) Unless otherwise indicated, the address of each of the following individuals is 6468 City West Parkway, Eden Prairie, Minnesota 55344.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes generally sole voting and investment power with respect to securities. Shares of Common Stock or Preferred Stock subject to options or warrants currently exercisable or exercisable within 60 days of the date of determination are deemed outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such options or warrants, but are not deemed to be outstanding for purposes of computing such percentage for any other person. Unless otherwise indicated by footnote, each person or group identified has sole voting and investment power with respect to all shares of Common Stock and Preferred Stock shown as beneficially owned by him.

(3) Includes 250,000 shares of Common Stock issuable to Mr. McCaffrey upon the exercise of outstanding options.

(4) Includes 25,000 shares of Common Stock issuable to Mr. Haugo upon the exercise of outstanding options.

(5) Includes 325,000 shares of Common Stock issuable to all officers and directors as a group upon the exercise of outstanding options.

             PROPOSAL NUMBER ONE -- ELECTION OF A BOARD OF DIRECTORS

     It is the intention of the Company's management that the shares represented by proxy, unless otherwise indicated thereon, be voted for the election of Messrs. Donaldson, McCaffrey and Haugo (the "Nominees"), each of whom has consented to serve as a director of the Company if so elected, to hold office until the next regular meeting of the shareholders and until his successor is elected and qualified. Proxies cannot be voted for a greater number of nominees than the number of Nominees named herein.

     Unless the authority to vote in the election of the director is withheld, it is the intention of the proxies to nominate and vote for the Nominees. If at the time of the Annual Meeting any Nominee shall have become unavailable for any reason for election as a director, which event is not expected to occur, the persons entitled to vote the proxy will vote for such substitute nominees, if any, as shall be designated by the Board of Directors. Certain information with respect to the current directors of the Company and the Nominees is set forth below:

Name                        Age             Position
----                        ---             --------
David H. McCaffrey          53              Chief Executive Officer and Director
Robert E. Donaldson         55              President and Director
John E. Haugo               62              Director

     Mr. McCaffrey has served as the Company's Chief Executive Officer since January 1995, and as a director of the Company since January 1995. Mr. McCaffrey has served as Global MAINTECH, Inc.'s Chief Executive Officer since December 1994. Prior to joining Global MAINTECH, Inc. in December 1994, Mr. McCaffrey served as President, Chief Executive Officer and Chief Financial Officer of Rimage Corporation from April 1989 to October 1994. Mr. McCaffrey also served as a director of Rimage Corporation from November 1992 until October 1994.

     Mr. Donaldson has served as the Company's President and as a director since January 1995. Mr. Donaldson founded Global MAINTECH, Inc. in April 1992 and has served as its President since its inception. Mr. Donaldson also served as Global MAINTECH, Inc.'s Chief Executive Officer from April 1992 to December 1994. Prior to founding Global MAINTECH, Inc., Mr. Donaldson served as a Vice President of Meridian Technology Leasing Corp. from 1986 to 1991. Prior to 1986, Mr. Donaldson served in various capacities with Itel Corp. and International Business Machines Corporation.

     Mr. Haugo was elected as a director of the Company at the June 24, 1997 meeting of the Board of Directors. Mr. Haugo was the founder and Chief Executive Officer of both Edusystems, Inc. and, more recently, Serving Software, Inc., a developer of applications for the healthcare industry. Serving Software, Inc. was sold in 1994 to HBO & Company. Mr. Haugo also serves on the board of directors of St. Paul Software, Inc., Catalog Marketing Services, Inc. and Member Services International, Inc.

     The Board of Directors does not have any standing audit, compensation, stock option or nominating committees. The Board of Directors administers the Company's 1989 Stock Option Plan and approves awards of stock options and restricted stock awards made thereunder.

     During the year ended December 31, 1997, there were five meetings of the Board of Directors. No director attended fewer than 75% of the meetings of the Board of Directors.

     The Company at present does not pay any director's fees, although the Company may reimburse its outside directors for expenses actually incurred in attending meetings of the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                               EXECUTIVE OFFICERS

Name                          Age          Position
----                          ---          --------
David H. McCaffrey            53           Chief Executive Officer
Robert E. Donaldson           55           President
James Geiser                  48           Chief Financial Officer and Secretary

     See the biographical information on Messrs. Donaldson and McCaffrey under "PROPOSAL NUMBER ONE -- ELECTION OF A BOARD OF DIRECTORS" above.

     Mr. Geiser has served as the Secretary of the Company since September 1993 and Chief Financial Officer of the Company since January 1994. Since 1991, Mr. Geiser has served as President of G&B Financial Advisory Services, a firm engaged in providing financial consulting services to corporations requiring financial restructuring. From 1989 until January 1992, Mr. Geiser served as Chief Financial Officer and consultant to International Broadcasting Corporation, an owner and operator of family entertainment attractions including the Harlem Globetrotters and Ice Capades touring shows and three regional amusement parks. From 1987 until October 1989, Mr. Geiser was Vice President and Treasurer of Washington Square Capital, Inc., an investment management company and subsidiary of Northwestern National Life Insurance Company. From 1979 until 1987, Mr. Geiser held various positions with Gelco Corporation, including the position of Assistant Treasurer of Gelco Corp., and Vice President and Treasurer of Gelco Finance Corporation.


     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) Beneficial Ownership Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, certain officers and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by the SEC's rules to furnish the Company with copies of all Section 16(a) reports filed by them.

     Specific due dates for such reports have been established by the SEC and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during 1997. Based solely on its review of the copies of such reports received by it or by written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with during the year ended December 31, 1997.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth the cash compensation awarded to or earned by the Chief Executive Officer during the year ended December 31, 1997. No executive officer of the Company earned salary and bonus in excess of $100,000 during the year ended December 31, 1997.

                                     Annual Compensation          Long Term Compensation
Name and                                                                   Awards
Principal Position         Year             Salary             Securities Underlying Options
------------------         ----            ---------           -----------------------------
David H. McCaffrey         1997            $  97,000                   250,000 shares
Chief Executive Officer    1996            $  95,470                          -
                           1995            $  95,475                          -

Option Grants

     The following table provides information concerning stock options granted during the year ended December 31, 1997 made to the executive officer named in the "Summary Compensation Table" above (the "Named Executive Officer").

                            Number of          Percent of Total
                            Securities         Options Granted          Exercise
                           Underlying           to  Employees            Price          Expiration
Name                       Options (1)            During 1997           Per Share          Date
--------------------------------------------------------------------------------------------------
David H. McCaffrey            250,000                17.5               $ 1.00            1/5/02
Chief Executive Officer

--------------------
(1) This option became fully vested on January 5, 1998.

Aggregated Option Exercises In 1997 And Year End Option Values

     The following table provides information concerning stock option exercises and the value of unexercised options at December 31, 1997 for the Named Executive Officer.

                                                                     Number of                   Value of
                                 Shares                        Securities Underlying        Unexercised In-The-
                              Acquired on        Value          Unexercised Options            Money Options
Name                            Exercise       Realized             At Year End               At Year End (1)
------------------------------------------------------------------------------------------------------------------
David H. McCaffrey                  -              -                  250,000                    $312,500
Chief Executive Officer

----------------------
(1) Mr. McCaffrey believes his stock options have no value, based on the low trading volume of the Common Stock and the restrictive trading rules applicable to insiders. Notwithstanding the foregoing, for reporting purposes only, Mr. McCaffrey's unexercisable in-the-money options have a value of $312,500 (calculated based on the difference between the fair market value of the Common Stock underlying such options at year end ($2.25 at December 31, 1997) and the exercise price of the options at year end ($1.00 at December 31, 1997)).

     In addition, the Company has a written employment agreement with James Geiser, the Company's Chief Financial Officer and Secretary, which agreement contains certain severance arrangements. See "RELATED TRANSACTIONS" below.

                              RELATED TRANSACTIONS

     On June 15, 1994, Paul F. Burger, Mr. Donaldson's brother-in-law, loaned $250,000 to the Company's wholly owned subsidiary, Global MAINTECH, Inc. ("MAINTECH"), pursuant to the terms of a demand promissory note. The promissory note required MAINTECH to repay the loan within 180 days of any demand by Mr. Burger. The promissory note bore an interest rate of 13% per annum and required monthly interest payments. In connection with the loan, MAINTECH granted a security interest in its parts inventory to Mr. Burger. On December 28, 1996, Mr. Burger agreed to cancel the June 15, 1994 promissory note. In return, he received $50,000 cash, a new $100,000 unsecured promissory note and 334,000 shares of Common Stock. The new promissory note dated December 31, 1995 was payable in 12 monthly installments and bore an interest rate of 13% per annum. This note was paid in full in January 1997.

     Effective January 1, 1995, the Company entered into a written employment agreement with James Geiser. This agreement had an initial term of three years, which ended on January 1, 1998. Thereafter, the agreement provides for automatic extensions of the term of the agreement for additional one-year periods unless the Company notifies Mr. Geiser of its intent not to renew the agreement at least 90 days prior to the end of the then-current term. This agreement also contains (1) a provision regarding repayment of Mr. Geiser's expenses that are reasonably incurred in connection with the performance of his duties and (2) a severance arrangement which provides that, in the event the Company terminates Mr. Geiser's employment without cause, the Company will continue to pay Mr. Geiser his annual salary for the remainder of the then-current term of the agreement. This agreement does not specify the amount of the salary to be paid to Mr. Geiser pursuant to such agreement. Mr. Geiser's salary is established from time-to-time by the Board of Directors. Mr. Geiser's salary is currently less than $100,000.

     Effective December 31, 1995, the Company sold its brokerage line of business for $123,000 to Norcom Resources, Inc., a privately held corporation whose sole shareholder is Michael Erickson, a former officer and a current shareholder of the Company. This sale resulted in a loss on disposal of $420,630. Due to the uncertainty of collection, the Company treated payments under this sale as income when received. The sales proceeds were secured by up to 416,000 shares of the Company's Common Stock held by Mr. Erickson. In connection with the sale, the Company removed this former officer as personal guarantor from a certain note payable in the principal amount of $190,000. In March 1997, Norcom Resources paid the Company in full the amount of $70,000 pursuant to notes payable issued to the Company as part of the sale of the brokerage line of business. The Company recorded the collection on these notes payable as income from discontinued operations in 1997.

     On December 16, 1996, pursuant to the advice of the Company's financial advisor, Bob Donaldson, David McCaffrey and Jim Geiser exercised certain stock options to purchase 730,000, 840,000 and 240,000 shares of Common Stock, respectively. Messrs. Donaldson, McCaffrey and Geiser paid their respective exercise prices totaling $109,000, $126,000 and $59,000 in the form of personal promissory notes payable to the Company. Each of these promissory notes bears an interest rate of 5.75% per annum and will be repaid no later than the termination date of the option to which the note related. Bob Donaldson is a Director of the Company and its President. David McCaffrey is a Director of the Company and its Chief Executive Officer. Jim Geiser is the Company's Chief Financial Officer and Secretary.

              PROPOSAL NUMBER TWO -- RATIFY APPOINTMENT OF AUDITORS

     The Board of Directors unanimously recommends that the Shareholders ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998. KPMG Peat Marwick LLP has served as the Company's independent public accountants since March 17, 1995. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions from Shareholders. The affirmative vote of a majority of the outstanding shares of the Common Stock and Preferred Stock (voting together as one class) represented at the Annual Meeting is necessary to approve the proposal.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                  OTHER MATTERS

Shareholder Proposals

     The proxy rules of the SEC permit shareholders, after timely notice to issuers, to present proposals for shareholder action in issuer proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate to shareholder action, and are not properly omitted by company action in accordance with proxy rules. The Company's annual meeting of shareholders for the year ending December 31, 1998 is expected to be held on or about May 27, 1999, and the proxy materials in connection with that meeting are expected to be mailed on or about April 24, 1999. Shareholder proposals for that meeting must comply with the proxy rules and must be received by the Company on or before December 25, 1998.

                          GLOBAL MAINTECH CORPORATION
                             6468 CITY WEST PARKWAY
                         EDEN PRAIRIE, MINNESOTA 55344
                                 APRIL 24, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                  COMMON STOCK

  The undersigned appoints David H. McCaffrey and James Geiser, and each of them, with power to act without the other and with all the right of substitution in each, the proxies of the undersigned to vote all shares of Common Stock of Global MAINTECH Corporation (the "Company") held by the undersigned on April 13, 1998, at the Annual Meeting of Shareholders of the Company, to be held on May 27, 1998, at 3:30 p.m., at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, and all adjournments thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS PROVIDED BY THE UNDERSIGNED SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 HEREIN. UPON ALL OTHER MATTERS, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE COMPANY.

  Receipt of Notice of the Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. Complete, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save further solicitation expenses.

                                     PROXY
  1. ELECTION OF DIRECTORS: Nominees: Robert E. Donaldson, John E. Haugo and David H. McCaffrey.

   [_] VOTE FOR all nominees listed above (except vote withheld for the following nominees, if any,whose names are written below).
                                            [_] WITHHOLD AUTHORITY to vote for
                                             all nominees listed above.
   ---------------------------------------------------------------------------
                                     (over)

  2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1998.

             For [_]            Against [_]            Abstain [_]

  3. To vote with discretionary authority upon such other matters as may come before the meeting.

                                         INSTRUCTION: When shares are held by
                                         joint tenants, all joint tenants
                                         should sign. When signing as
                                         attorney, executor, administrator,
                                         trustee, custodian, or guardian,
                                         please give full title as such. If
                                         shares are held by a corporation,
                                         this proxy should be signed in full
                                         corporate name by its president or
                                         other authorized officer. If a
                                         partnership holds the shares subject
                                         to this proxy, an authorized person
                                         should sign in the name of such
                                         partnership.

                                         SIGNATURE(S)
                                         --------------------------------------
                                         --------------------------------------
                                         Dated: _________________________, 1998

                          GLOBAL MAINTECH CORPORATION
                             6468 CITY WEST PARKWAY
                         EDEN PRAIRIE, MINNESOTA 55344
                                 APRIL 24, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                PREFERRED STOCK

  The undersigned appoints David H. McCaffrey and James Geiser, and each of them, with power to act without the other and with all the right of substitution in each, the proxies of the undersigned to vote all shares of Preferred Stock of Global MAINTECH Corporation (the "Company") held by the undersigned on April 13, 1998, at the Annual Meeting of Shareholders of the Company, to be held on May 27, 1998, at 3:30 p.m., at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, and all adjournments thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS PROVIDED BY THE UNDERSIGNED SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 HEREIN. UPON ALL OTHER MATTERS, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE COMPANY.

  Receipt of Notice of the Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. Complete, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save further solicitation expenses.

                                     PROXY
  1. ELECTION OF DIRECTORS: Nominees: Robert E. Donaldson, John E. Haugo and David H. McCaffrey.

   [_] VOTE FOR all nominees listed above (except vote withheld for the following nominees, if any,whose names are written below).
                                            [_] WITHHOLD AUTHORITY to vote for
                                             all nominees listed above.
   ---------------------------------------------------------------------------
                                     (over)

  2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1998.

             For [_]            Against [_]            Abstain [_]

  3. To vote with discretionary authority upon such other matters as may come before the meeting.

                                         INSTRUCTION: When shares are held by
                                         joint tenants, all joint tenants
                                         should sign. When signing as
                                         attorney, executor, administrator,
                                         trustee, custodian, or guardian,
                                         please give full title as such. If
                                         shares are held by a corporation,
                                         this proxy should be signed in full
                                         corporate name by its president or
                                         other authorized officer. If a
                                         partnership holds the shares subject
                                         to this proxy, an authorized person
                                         should sign in the name of such
                                         partnership.

                                         SIGNATURE(S)
                                         --------------------------------------
                                         --------------------------------------
                                         Dated: _________________________, 1998